BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS
NOTE 6 - BUSINESS COMBINATIONS

a.	Acquisition of VMtecnologia LTDA.

On April 30, 2024, the company successfully completed the acquisition of the entire share capital of VM tecnologia LTDA. (hereinafter "VM"), a Brazilian entity incorporated under the laws of Brazil and operates in the unattended retail market with an easy-to-use, proprietary and secure technology.

VM's solution simplifies and enables the operation of autonomous stores with hardware, point-of-sale software, and payment solutions. The purchase consideration and remuneration comprised of (1) approximately $12,762 thousands in cash on the closing date (BRL 66,000 thousands) reduced by the Estimated Indebtedness and increased by the Estimated Cash, amounted to $11,345 thousands (BRL 58,653) (2) Deferred and contingent consideration of approximately $8,508 thousands (BRL 44,000 thousands) where an amount of $3,414 (BRL 17,887 thousands) recognized as consideration of the acquisition at fair value and the remaining amount will be recognized as remuniration. The contingent consideration of approximately $1,209 thousand (BRL 6,252 thousands) measured at fair value through profit and loss and subject to VM’s revenue performance, and the deferred consideration of approximately $2,205 thousands (BRL 11,401 thousands) measured in amortized cost and subject to final Cash, Indebtedness and Working Capital adjustments (as defined in the purchase agreement).One individual seller will receive his portion by cash, the other sellers may receive, in company's sole discretion, up to 50% of the consideration in company's shares, all to be paid in installments up to April 30, 2027 and subject to certain revenue growth conditions (3) Contingent liability structured as an earnout of approximately $5,317 thousands (BRL 27,500 thousands) where $4,834 thousands (BRL 25,000 thousands) treated as share based compensation that is not part of the consideration of the acquisition and shall be paid by the Company's shares, at the share price of the Company determined at the closing date and the remaining amount of approximately $483 thousands (BRL 2,500 thousands) will be recognized as a liability, both are due on April 30, 2027.

The acquisition has been accounted for using the acquisition method. The identifiable assets acquired, and liabilities assumed have been measured at fair values as of the acquisition date. The following table summarizes the fair values of the identifiable assets and liabilities at the acquisition date:

US Dollars in thousands
Cash	11,345
Deferred consideration	2,205
Contingent consideration	1,209
Total consideration	14,759

Amounts recognized on the acquisition date:
Cash and cash equivalents	99
Trade receivables	669
Other receivables	651
Property and equipment	6,015
Right of use	46
Brand	1,292
Customer relations	3,773
Technology	2,926
Trade payables	(407)
Other payables	(710)
Other liabilities	(684)
Lease liability	(53)
Long term liabilities	(433)
Deferred Tax Liability	(2,734)
Total identifiable assets, net	10,450
Goodwill (*)	4,309
Total consideration	14,759

Cash paid upon the acquisition of a subsidiary	11,345
Cash and cash equivalents consolidated for the first time	(99)
As reported in cash flows from investing activities for the acquisition	11,246

The excess of the purchase consideration over the fair value of the net identifiable assets has been recorded as Goodwill. Goodwill represents the expected synergies and intangible assets that do not qualify for separate recognition.

The following is information about revenues and losses of the Group under the assumption that VM transaction was completed on January 1, 2024: (1) The Group’s revenues for the reported period ended December 31, 2024, would have been $317,421 thousand, compared to $314,013 thousand as reported, and; (2) The Group's losses for reported period ended December 31, 2024, would have been $4,740 thousand compared to $5,631 thousand as reported.

The additional revenue included in the consolidated income statement since the acquisition date resulting from consolidating VM's results was $8,117 thousand during the reported period. Additionally, the consolidation of VM resulted in a decrease by $797 thousand in the loss for the reported period ended December 31, 2024.

(*) The elements and factors that the Company paid above the fair value of the net identifiable assets recognized, represented as goodwill for VM's expressed by synergy of good reputation, an especially talented workforce. Thus, the Goodwill resulted from the acquisition of VM represents the excess of the acquisition consideration on the acquisition date in fair value over the net identifiable assets acquired and liabilities assumed.

b.	Acquisition of Roseman Engineering Ltd.

On April 1, 2024, (hereinafter "the acquisition date") the Company completed the acquisition of the entire share capital of Roseman Engineering Ltd. and Roseman Holdings Ltd. (hereinafter, together, "Roseman"). Roseman, a private entity incorporated under the laws of Israel, manage smart systems in the fields of refueling, charging stations and management systems for forecourts and vehicle fleets. The purchase consideration comprises of cash in amount of approximately $4,089 thousands (NIS 15,200 thousands), deferred consideration in amount of approximately $555 thousands (NIS 2,100 thousands) and the issuance of 19,722 Ordinary Shares worth of approximately $505 thousands (NIS 1,900 thousands) which presents their fair value through Company's equity transferred at the closing date.

The acquisition has been accounted for using the acquisition method. The identifiable assets acquired, and liabilities assumed have been measured at fair values as of the acquisition date. The following table summarizes the fair values of the identifiable assets and liabilities at the acquisition date:

US Dollars in thousands
Cash	4,089
Deferred consideration	555
Issuance of Ordinary Shares	505
Total consideration	5,149

Amounts recognized on the acquisition date:
Cash and cash equivalents	401
Trade receivables	2,643
Inventory	1,269
Other receivables	284
Right of use assets	1,466
Property and equipment	158
Customer relations	1,109
Technology	665
Deferred Income	(693)
Trade payables	(635)
Other liabilities	(754)
Other payables	(1,744)
Lease liabilities	(1,466)
Deferred Tax Liability	(408)
Total identifiable assets, net	2,295
Goodwill (*)	2,854
Total consideration	5,149

Cash paid upon the acquisition of a subsidiary	4,089
Cash and cash equivalents consolidated for the first time	(401)
As reported in cash flows from investing activities for the acquisition	3,688

The excess of the purchase consideration over the fair value of the net identifiable assets has been recorded as Goodwill. Goodwill represents the expected synergies and intangible assets that do not qualify for separate recognition.

The following is information about revenues and losses of the Group under the assumption that Roseman transaction was completed on January 1, 2024: (1) The Group’s revenues for the reported period ended December 31, 2024, would have been $315,847 thousand, compared to $314,013 thousand as reported, and; (2) The Group's losses for reported period ended December 31, 2024, would have been $5,827 thousand compared to $5,631 thousand as reported.

The additional revenue included in the consolidated income statement since the acquisition date resulting from consolidating Roseman's results was $7,488 thousand during the reported period. Additionally, the consolidation of Roseman resulted in a decrease of $1,090 thousand in the loss for the reported period ended December 31, 2024.

(*) The elements and factors that the Company paid above the fair value of net identifiable assets recognized, represented as goodwill for Roseman's expressed by synergy of good reputation, brand identity, an especially talented workforce. Thus, the Goodwill resulted from the acquisition of Roseman represents the excess of the acquisition consideration on the acquisition date in fair value over the net identifiable assets acquired and liabilities assumed.

c.	Acquisition of Retail Pro

On November 30, 2023, (hereinafter “The Closing Date”) the company successfully concluded its acquisition of Retail Pro International, LLC (hereinafter “RPI”), a leading global entity in retail Point of Sale (POS) software. RPI owns an intellectual property catering to both mid-size and global retailers with a full-featured, flexible product designed to navigate the complexities of the global retail landscape. The purchase price for the transaction represents an implied enterprise value of $34.5 million on a cash-free debt-free basis, to be paid partially in cash and the remainder in cash or equity, subject to certain earnout targets being met (refer to note 14). The remaining amount of approximately $14.6 million will be paid over a three-year period, since the specific earnout targets were met as of the date of these fincnail statements, and may be settled in either cash or equity at the company's discretion (hereinafter "Contingent consideration"). It will be broken up into 5 payments, with the first payment of 33% of the contingent consideration (approximately $5.5 million) being due January 2025, and the rest being broken up into 4 semi-annual payments of 16.67% of the contingent consideration (approximately $2,768 thousand each) beginning July 2025. The first payment of the contingent consideration will include a reduction of $2 million due to a portion of deferred revenues.

The following table presents the consideration for RPI's acquisition, and the amounts recognized for assets acquired and liabilities assumed at fair value:

US Dollars in thousands
Consideration paid in cash	18,759
Contingent Consideration	12,141
Total consideration	30,900

Amounts recognized on the acquistion date:
Cash and cash equivalents	430
Trade receivables	1,854
Other receivables	280
Property and equipment	140
Technology	20,148
Customer relations	7,092
Brand	3,031
Trade payables	(1,339)
Other payables	(924)
Deferred Tax Liability	(2,626)
Total identifiable assets, net	28,086
Goodwill (*)	2,814
Total consideration	30,900

Cash paid upon the acquisition of a subsidiary	18,759
Cash and cash equivalents consolidated for the first time	(430)
As reported in cash flows from investing activities for the acquisition	18,329

Other expenses for the year ended December 31, 2023 were approximately $444 thousand, primarily attributable to professional fees incurred in connection with RPI acquisition. The following is information about revenues and losses of the Group under the assumption that the RPI transaction was completed on January 1, 2023: (1) The Group’s revenues for the year ended December 31, 2023, would have been $251,391 thousand, compared to $235,491 thousand as reported, and; (2) The Group's losses for year ended December 31, 2023, would have been $8,910 thousand compared to $15,887 thousand as reported.

The additional revenue included in the consolidated income statement since Acquisition Date resulting from consolidating RPI's results was $503 thousand during the year. Additionally, the consolidation of RPI resulted in an increase by $310 thousand in the loss for the year.

(*) The elements and factors that the Company paid above the fair value of the net identifiable assets recognized, represented as goodwill for RPI's expressed by synergy of good reputation, and an especially talented workforce. Thus, the Goodwill resulted from the acquisition of RPI represents the excess of the acquisition consideration on the acquisition date in fair value over the net identifiable assets acquired and liabilities assumed.